                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      __________

                                      FORM 8-K/A


                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 31, 1997


                            Wherehouse Entertainment, Inc.
                (Exact name of registrant as specified in its charter)


              Delaware            000-22289           95-4608339

             (State or other     (Commission       (IRS Employer
             jurisdiction of     File Number)      Identification No.)
             incorporation)



             19701 Hamilton Avenue
             Torrance, California                     90502-1334

             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number including area code:
             (310) 538-2314


             (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

         This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K dated February 12, 1997 filed by Wherehouse Dissolution Co., the predecessor to the registrant, ("Prior 8-K"). The Prior 8-K reported the consummation of the acquisition of substantially all of the assets of Wherehouse Dissolution Co. and its parent WEI Acquisition Co. by the registrant (the "Acquisition").

         (a) The financial statements of Wherehouse Dissolution Co. for the year ended January 31, 1996, are included by reference from Form 10-K, previously filed.

         (b) Set forth below is the Company's unaudited pro forma condensed balance sheet at December 31, 1996, and its pro forma condensed statement of operations for the year ended January 31, 1996 and unaudited pro forma condensed statement of operations for the eleven-month period ended December 31, 1996.
The historical condensed statement of operations of the Company for the year ended January 31, 1996 has been derived from the Company's audited financial statements from that date. The pro forma condensed balance sheet at December 31, 1996 gives effect to the reorganization of Wherehouse Dissolution Co. on January 31, 1997 as if this reorganization had occurred at December 31, 1996, and the statements of operations for the year ended January 31, 1996 and for the eleven-month interim period ended December 31, 1996 give effect to the reorganization of Wherehouse Dissolution Co. as if the reorganization had occurred at the beginning of each of the respective periods contained in the pro forma financial statements by utilizing adjustments described in the accompanying notes thereto.

         The pro forma condensed financial statements may not be indicative of the Company's actual financial position and results of operations had the reorganization of Wherehouse Dissolution Co. occurred at the beginning of each of the periods presented above, nor are the pro forma statements of operations indicative of the results of operations that may be obtained in future periods. In the opinion of management, all adjustments necessary for a fair presentation of the pro forma condensed financial information have been made.

         It is suggested that the accompanying pro forma condensed financial statements be read in conjunction with audited financial statements and accompanying notes contained in the Company's report on Form 10-K for the year ended January 31,

1996 and unaudited condensed financial statements and accompanying notes contained in the Company's reports on Form 10-Q for the periods ended April 30, 1996, July 31, 1996 and October 31, 1996. In addition, the accompanying financial statements should also be read in conjunction with the Company's reports on Form 8-K filed on January 7, 1997 and January 31, 1997.

         The unaudited pro forma condensed balance sheet at December 31, 1996 and the statements of operations for the year ended January 31, 1996 and the eleven-month period ended December 31, 1996 follow.

         WHEREHOUSE ENTERTAINMENT INC.

         Unaudited Pro Forma Condensed Statement of Operations
         For the Year Ended January 31, 1996
          (in thousands)


                                                   Wherehouse
                                                  Dissolution         Wherehouse            Pro Forma          Adjusted
                                                     Co.              Entertainment, Inc. Adjustments         Pro Forma

Sales                                              $350,646                  $0             $     0            $350,646
Rental revenue                                       82,547                   0                   0              82,547
                                                   --------          ----------            --------           ---------
                                                    433,193                   0                   0             433,193

Cost of sales                                       230,347                   0                   0             230,347
Cost of rentals, including amortization              40,049                   0                   0              40,049
                                                   --------          ----------            --------           ---------
                                                    270,396                   0                   0             270,396

Selling, general and administrative expenses        167,161                   0                   0             167,161
Write-down of long-lived assets                       1,476                   0                   0               1,476

Interest expense                                     15,045                   0                   0              15,045
Other Income                                           (283)                  0                   0                (283)
                                                   --------          ----------            --------           ---------
Loss before reorganization items and income taxes   (20,602)                  0                   0             (20,602)

Reorganization items
    Professional fees                                 2,470                   0              (2,470)  (a)             0
    Write-off of financing costs and debt discount    8,512                   0              (8,512)  (a)             0
    Provision for store closing costs                 6,237                   0              (6,237)  (a)             0
    Provivision for rejected executory contracts      6,000                   0              (6,000)  (a)             0
                                                   --------          ----------            --------           ---------
                                                     23,219                   0             (23,219)                  0
                                                   --------          ----------            --------           ---------
Loss before income taxes                            (43,821)                  0              23,219             (20,602)

Provision (benefit) for income taxes                     17                   0                   0                  17
                                                   --------          ----------            --------           ---------
Net Loss                                           ($43,838)                 $0             $23,219            ($20,619)
                                                   --------          ----------            --------           ---------
                                                   --------          ----------            --------           ---------


See accompanying notes to unaudited pro forma condensed financial statements.

                   WHEREHOUSE ENTERTAINMENT INC.

                    Unaudited Pro Forma Condensed Balance Sheet
                                At December 31, 1996
                                   (in thousands)



                                                  Wherehouse       Wherehouse
                                                 Dissolution      Entertainment,          Pro Forma            Adjusted
                                                    Co.              Inc.               Adjustments            Pro Forma
                                                -----------      --------------        ------------           ---------
ASSETS

Current assets
    Cash & cash equivalents                         $22,780                  $0            ($11,012)   (b)      $11,768
    Receivables                                       2,100                   0                   0               2,100
    Prepaid inventory deposits                        4,546                   0                   0               4,546

    Merchandise inventory                            91,490                   0                   0              91,490
    Other current assets                              4,986                   0                   0               4,986
                                                   --------          ----------            --------           ---------

    Total current assets                            125,902                   0             (11,012)            114,890

    Video rental inventory                           11,310                   0                   0              11,310
    Net equipment and improvements                   24,343                   0                   0              24,343
    Reorganization Value in Excess of Amounts
         Allocable to Identifiable Assets                 0                   0               7,762    (c)        7,762
    Leasehold Interest                                1,272                   0                   0               1,272
    Other assets                                        433                   0                   0                 433
                                                   --------          ----------            --------           ---------

    Total assets                                   $163,260                  $0             ($3,250)           $160,010
                                                   --------          ----------            --------           ---------
                                                   --------          ----------            --------           ---------


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities

    Current portion of LTD                             $806                  $0                  $0                $806
    Trade payables                                   18,415                   0                   0              18,415
    A/P & accrued exp & cur inc. tax                 25,155                   0               6,410    (d)       31,565
    Additional Plan of Reorganization Payments            0                   0              12,753    (d)       12,753
                                                   --------          ----------            --------           ---------

    Total current liabilities                        44,376                   0              19,163              63,539

    Capital lease obligations  & Long term debt         781                   0                   0                 781
    Deferred income taxes                             3,270                   0              (1,770)   (e)        1,500
    Other long-term liabilities                      10,811                   0             (10,811)   (f)            0
                                                   --------          ----------            --------           ---------

    Total liabilities not subject to compromise      59,238                   0               6,582              65,820

Liabilites subject to compromise
    Priority Debt                                     3,500                   0                 (10)   (g)        3,490
    Secured Debt                                     91,718                   0             (91,718)   (h)            0
    Unsecured Debt                                  186,941                   0            (186,941)   (h)            0
                                                   --------          ----------            --------           ---------

    Total liabilities subject to compromise         282,159                   0            (278,669)              3,490

Shareholders' equity
    Common stock                                     95,671                   0                 369    (i)       96,040
    Notes Receivable                                      0                   0              (5,340)   (j)       (5,340)
    Retained Earnings                              (273,808)                  0             273,808    (i)            0
                                                   --------          ----------            --------           ---------

    Total shareholders' equity                     (178,137)                  0             268,837              90,700
                                                   --------          ----------            --------           ---------

    Total liabilities and shareholders' equity     $163,260                  $0             ($3,250)           $160,010
                                                   --------          ----------            --------           ---------
                                                   --------          ----------            --------           ---------


See accompanying notes to unaudited pro forma condensed financial statements.

                           WHEREHOUSE ENTERTAINMENT INC.

               Unaudited Pro Forma Condensed Statement of Operations
                   For the Eleven Months  Ended December 31, 1996
                                   (in thousands)



                                                 Wherehouse
                                                 Dissolution         Wherehouse          Pro Forma             Adjusted
                                                     Co.        Entertainment, Inc.     Adjustments           Pro Forma

Sales                                              $273,417                  $0             $     0            $273,417
Rental revenue                                       64,000                   0                   0              64,000
                                                   --------          ----------            --------           ---------
                                                    337,417                   0                   0             337,417

Cost of sales                                       177,962                   0                   0             177,962
Cost of rentals, including amortization              34,273                   0                   0              34,273
                                                   --------          ----------            --------           ---------
                                                    212,235                   0                   0             212,235

Selling, general and administrative expenses        135,640                   0                   0             135,640

Interest expense                                        904                   0                   0                 904
Other Income                                           (215)                  0                   0                (215)
                                                   --------          ----------            --------           ---------
Loss before reorganization items and income taxes   (11,147)                  0                   0             (11,147)

Reorganization items
    Professional fees                                 3,550                   0              (3,550)   (a)            0
    Provision for store closing costs                 7,152                   0              (7,152)   (a)            0
                                                   --------          ----------            --------           ---------
                                                     10,702                   0             (10,702)                  0

                                                   --------          ----------            --------           ---------
Loss before income taxes                            (21,849)                  0              10,702             (11,147)
                                                   --------          ----------            --------           ---------

Provision (benefit) for income taxes                      0                   0                   0                   0
                                                   --------          ----------            --------           ---------

Net Loss                                           ($21,849)                 $0             $10,702            ($11,147)
                                                   --------          ----------            --------           ---------
                                                   --------          ----------            --------           ---------



See accompanying notes to unaudited pro forma condensed financial statements.

                         NOTES TO UNAUDITED PRO FORMA CONDENSED
                                  FINANCIAL INFORMATION




The following are the pro forma adjustments which reflect the reorganization of Wherehouse Entertainment, Inc. at January 31, 1996, and for the year then ended as if this reorganization had occured at February 1, 1995; and at December 31, 1996, and for the 11 month period as if this reorganization had occured at February 1, 1996:


(a) To record the elimination of reorganization items related to the Chapter 11 case at 1/31/96 and 12/31/96.

(b) To record certain cash disbursements that were made to eligible trade suppliers, reclamation claimholders and others, as required by the Company's Plan of Reorganization ("POR").

(c) To record reorganization value in excess of amounts allocable to identifiable assets for Wherehouse Entertainment, Inc. as part of the adoption of fresh start accounting at 12/31/96.

(d) To record additional liabilities related to the Company's reorganization.

(e) To eliminate deferred taxes for Wherehouse Dissolution Co. and to record initial deferred taxes for Wherehouse Entertainment, Inc.

(f) To eliminate the average rent liability for Wherehouse Dissolution Co.

(g) To record the payment of certain tax claims as required by the Company's
    POR.

(h) To eliminate liabilities subject to compromise that were discharged pursuant to the POR.

(i) To record, (i) the elimination of common stock and retained earnings for Wherehouse Dissolution Co. and (ii) the issuance of common stock for Wherehouse Entertainment, Inc.

(j) To record promissory notes from Alvarez & Marsal in the amount of $5,340,000 issued for the purchase of common stock of Wherehouse Entertainment, Inc.

                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            WHEREHOUSE ENTERTAINMENT, INC.
                                            ------------------------------
                                                 (Registrant)



                                               /s/ Eliot Cobb
Date: April 16, 1997                        By --------------------------
                                                      (Signature)

                                            Name: Eliot Cobb
                                                  Treasurer and Assistant
                                                  Secretary